LAB
PROJECTED INCOME STATEMENTS  - BASE CASE
($ IN MILLIONS)


                                                                 Year ended December 31,                           1998E - 2002E
                                          ----------------------------------------------------------------------
                                           1998E          1999E          2000E          2001E          2002E           CAGR
---------------------------------------------------------------------------------------------------------------------------
Revenues                                  $361.4         $395.7         $433.3         $474.4         $519.5            9.5%
Cost of Goods Sold                         161.2          176.0          192.4          210.6          230.7            9.4%
                                          ------         ------         ------         ------         ------
  Gross Profit                             200.2          219.7          240.9          263.8          288.8            9.6%

Operating Expenses:
  Selling, General & Administrative        112.3          121.0          130.3          139.2          148.5            7.2%
  Research & Development                    21.7           23.7           26.0           28.4           31.1            9.5%
  Other Operating                            6.5            7.5            7.9            8.6            9.4            9.7%
                                          ------         ------         ------         ------         ------
    Total Operating Expenses               140.5          152.1          164.1          176.2          189.0            7.7%

EBIT                                        59.7           67.6           76.8           87.5           99.8           13.7%

Interest Expense                            (0.1)          (0.1)          (0.1)          (0.1)          (0.1)           4.6%
Other Non-Operating Expense                  0.2            1.0            1.7            1.8            2.0           90.0%
                                          ------         ------         ------         ------         ------

Income Before Taxes                         59.8           68.5           78.4           89.3          101.7           14.2%
Income Taxes                                20.9           24.0           27.4           31.2           35.6           14.2%
                                          ------         ------         ------         ------         ------

Income Before Minority Interest             38.9           44.5           50.9           58.0           66.1           14.2%
Minority Interest                           (0.8)          (0.8)          (0.9)          (1.0)          (1.1)           9.5%
                                          ------         ------         ------         ------         ------

Net Income                                $ 38.1         $ 43.7         $ 50.0         $ 57.0         $ 65.0           14.3%
                                          ------         ------         ------         ------         ------

Margins:
  Gross Margin                              55.4%          55.5%          55.6%          55.6%          55.6%
  Research & Development                     6.0%           6.0%           6.0%           6.0%           6.0%
  Operating Margin                          16.5%          17.1%          17.7%          18.5%          19.2%
  Net Margin                                10.5%          11.0%          11.5%          12.0%          12.5%
---------------------------------------------------------------------------------------------------------------------------

Source: Company projections.

LAB
PROJECTED CASH FLOWS - BASE CASE
($ IN MILLIONS)


                                                                Year ended December 31,                           1998E - 2002E
                                          --------------------------------------------------------------------
                                          1998E          1999E          2000E          2001E           2002E           CAGR
---------------------------------------------------------------------------------------------------------------------------
Revenues                                  $361.4         $395.7         $433.3         $474.4         $519.5            9.5%
  Growth                                     8.6%           9.5%           9.5%           9.5%           9.5%

EBIT                                        59.7           67.6           76.8           87.5           99.8           13.7%
  Margin                                    16.5%          17.1%          17.7%          18.5%          19.2%

Income Taxes                                20.9           23.7           26.9           30.6           34.9           13.7%
                                          ------         ------         ------         ------         ------
  Rate                                      35.0%          35.0%          35.0%          35.0%          35.0%

EBIAT                                       38.8           43.9           49.9           56.9           64.9           13.7%
  Margin                                    10.7%          11.1%          11.5%          12.0%          12.5%

Plus:
  Depreciation & Amortization               14.3           15.5           16.0           16.5           18.0            5.9%

Less:
  Change in Working Capital                 (9.4)         (10.3)         (11.2)         (14.3)         (13.5)           9.5%
  Capital Expenditures                     (30.0)         (20.0)         (17.0)         (19.0)         (20.8)          -8.8%
                                          ------         ------         ------         ------         ------

Free Cash Flow                            $ 13.7         $ 29.2         $ 37.7         $ 40.1         $ 48.6           37.1%
                                          ------         ------         ------         ------         ------
---------------------------------------------------------------------------------------------------------------------------


Source: Company projections.

COMPANY ASSUMPTIONS REGARDING R&D PIPELINE




- Revenue numbers (1998 - 2002) from Company R&D projections and associated probability assessments

-        Contributions Margins vary between 40% and 90%

- Incremental R&D = $500,000 in 1998 and 25%, 15%, 10% and 6% of sales in 1999, 2000, 2001, and 2002 respectively

-        SG&A = 32% of Sales

-        Tax rate = 35%

-        Working capital = 29.9% of probability-weighted sales

-        Capital expenditures = 4.5% of probability-weighted sales

-        Depreciation and amortization = 75% of capital expenditures

ASSUMPTIONS FOR R&D PIPELINE*


                               PRODUCT REVENUES

                                 1998            1999            2000            2001            2002
                               --------        --------        --------        --------        --------
PROJECT I

 Product IA
     Estimated Total Market    $     80.0      $     88.0      $     96.8      $    106.5      $    117.1
     Estimated Growth                10.0%           10.0%           10.0%           10.0%           10.0%
     Lab Share                        1.5%            4.4%           13.6%           21.0%           23.0%
     Revenue Potential         $      1.20     $      3.88     $     13.20     $     22.36     $     26.94

     Gross Margin                    44.0%           44.0%           65.0%           65.0%           65.0%
     SG&A% of Sales                  32.0%           32.0%           32.0%           32.0%           32.0%
     R&D% of Sales                    0.0%           25.0%           15.0%           10.0%            6.0%

     Probability (Risk)              85.0%           85.0%           85.0%           85.0%           85.0%
     Risk-Adjusted Revenue     $      1.02     $      3.30     $     11.22     $     19.01     $     22.90

 Product IB
     Estimated Total Market    $     10.0      $     10.0      $     12.0      $     14.0      $     17.0
     Estimated Growth                20.0%           20.0%           20.0%           20.0%           25.0%
     Lab Share                        0.0%            5.0%            8.0%           10.0%           12.0%
     Revenue Potential         $      0.00     $      0.50     $      0.96     $      1.40     $      2.04

     Gross Margin                    65.0%           65.0%           65.0%           65.0%           65.0%
     SG&A% of Sales                  32.0%           32.0%           32.0%           32.0%           32.0%
     R&D% of Sales                    0.0%           25.0%           15.0%           10.0%            6.0%

     Probability (Risk)              50.0%           50.0%           50.0%           50.0%           50.0%
     Risk-Adjusted Revenue     $      0.00     $      0.25     $      0.48     $      0.70     $      1.02

* Project and Product names have been coded by the filing person.

ASSUMPTIONS FOR R&D PIPELINE*


                               PRODUCT REVENUES

                                   1998            1999            2000            2001            2002
                                 --------        --------        --------        --------        --------
 Product IC
    Estimated Total Market       $  25.0         $  26.0         $  28.0         $   29.0        $  32.0
    Estimated Growth                 5.0%            5.0%            5.0%            10.0%          15.0%
    Lab Share                        0.0%            0.0%            5.0%            10.0%          15.0%
    Revenue Potential            $   0.00        $   0.00        $   1.40        $    2.90       $   4.80

    Gross Margin                    55.0%           55.0%           55.0%            55.0%          55.0%
    SG&A% of Sales                  32.0%           32.0%           32.0%            32.0%          32.0%
    R&D% of Sales                    0.0%           25.0%           15.0%            10.0%           6.0%

    Probability (Risk)              50.0%           50.0%           50.0%            50.0%          50.0%
    Risk-Adjusted Revenue        $   0.00        $   0.00        $   0.70        $    1.45       $   2.40

TOTAL PROJECT I                  $   1.02        $   3.55        $  12.40        $   21.16       $  26.32

PROJECT II
 Product IIA
    Estimated Total Market       $ 116.0         $ 145.0         $ 181.3         $  226.6        $ 283.2
    Estimated Growth                25.0%           25.0%           25.0%            25.0%          25.0%
    Lab Share                       12.0%           14.0%           17.0%            20.0%          22.0%
    Revenue Potential            $  13.92        $  20.30        $  30.81        $   45.31       $  62.30
    Incremental Revenue          $   0.00        $   2.90        $   9.06        $   18.13       $  28.32

    Gross Margin                    45.0%           45.0%           45.0%            45.0%          45.0%
    SG&A% of Sales                  32.0%           32.0%           32.0%            32.0%          32.0%
    R&D% of Sales                    0.0%           25.0%           15.0%            10.0%           6.0%

    Probability (Risk)              85.0%           85.0%           85.0%            85.0%          85.0%
    Risk-Adjusted Revenue        $   0.00        $   2.47        $   7.70        $   15.41       $  24.07

* Project and Product names have been coded by the filing person.

ASSUMPTIONS FOR R&D PIPELINE*


                               PRODUCT REVENUES

                                              1998            1999            2000            2001            2002
                                            --------        --------        --------        --------        --------
Product IIB
  Estimated Total Market                    $   17.0        $   18.0        $   19.0        $   21.0        $   23.0
  Estimated Growth                               5.0%            5.0%           10.0%           10.0%           12.0%
  Lab Share                                      0.0%            8.0%           10.0%           10.0%           14.0%
  Revenue Potential                         $    0.00       $    1.44        $   1.90        $   2.52        $   3.22

  Gross Margin                                  45.0%           45.0%           45.0%           60.0%           60.0%
  SG&A% of Sales                                32.0%           32.0%           32.0%           32.0%           32.0%
  R&D% of Sales                                  0.0%           25.0%           15.0%           10.0%            6.0%

  Probability (Risk)                            85.0%           85.0%           85.0%           85.0%           85.0%
  Risk-Adjusted Revenue                     $    0.00       $    1.22       $    1.62       $    2.14       $    2.74

Product IIC
  Estimated Total Market                    $   60.0        $   67.8        $   76.6        $   86.6        $   97.8
  Estimated Growth                              13.0%           13.0%           13.0%           13.0%           13.0%
  Lab Share                                      0.0%            2.0%           10.0%           18.0%           25.0%
  Revenue Potential for Reagents            $    0.00       $    1.36       $    7.66       $   15.58       $   24.46
  Revenue for LTI Instruments               $    0.00       $    1.60       $    5.60       $    7.50       $    8.10

  Gross Margin - Reagents                       50.0%           45.0%           45.0%           45.0%           45.0%
  Gross Margin - Instruments                    40.0%           40.0%           40.0%           40.0%           40.0%
  SG&A% of Sales                                32.0%           32.0%           32.0%           32.0%           32.0%
  R&D% of Sales                                  0.0%           25.0%           15.0%           10.0%            6.0%

  Probability (Risk)                            65.0%           65.0%           65.0%           65.0%           65.0%
  Risk-Adjusted Revenue                     $    0.00       $    0.88       $    4.98       $   10.13       $   15.90
  Risk-Adjusted Revenue-Instruments         $    0.00       $    1.04       $    3.64       $    4.88       $    5.27

* Project and Product names have been coded by the filing person.

ASSUMPTIONS FOR R&D PIPELINE*


                               PRODUCT REVENUES

                                              1998            1999            2000            2001            2002
                                            --------        --------        --------        --------        --------
Product IID
  Estimated Total Market                    $   15.0        $   17.0        $   19.0        $   23.0        $   28.0
  Estimated Growth                              10.0%           15.0%           20.0%           25.0%           30.0%
  Lab Share                                      0.0%            5.0%           10.0%           16.3%           20.0%
  Revenue Potential                         $    0.00       $    0.85        $   1.90        $   3.75        $   5.60

  Gross Margin                                  60.0%           60.0%           60.0%           60.0%           60.0%
  SG&A% of Sales                                32.0%           32.0%           32.0%           32.0%           32.0%
  R&D% of Sales                                  0.0%           25.0%           15.0%           10.0%            6.0%

  Probability (Risk)                            60.0%           60.0%           60.0%           60.0%           60.0%
  Risk-Adjusted Revenue                     $    0.00       $    0.51        $   1.14        $   2.25        $   3.36

TOTAL PROJECT II                            $    0.00       $    6.12        $  19.08        $  34.80        $  51.33

PROJECT III
  Product IIIA
  Estimated Total Market                    $   90.0        $   99.0        $  108.9        $  119.8        $  131.8
  Estimated Growth                              10.0%           10.0%           10.0%           10.0%           10.0%
  Lab Share                                     17.0%           18.0%           19.0%           20.0%           21.0%
  Revenue Potential                         $   15.30        $  17.82        $  20.69        $  23.96        $  27.67
  Incremental Revenue                       $    0.00        $   1.00        $   2.20        $   3.60        $   5.30

  Gross Margin                                  60.0%           60.0%           60.0%           60.0%           60.0%
  SG&A% of Sales                                32.0%           32.0%           32.0%           32.0%           32.0%
  R&D% of Sales                                  0.0%           25.0%           15.0%           10.0%            6.0%

  Probability (Risk)                            80.0%           80.0%           80.0%           80.0%           80.0%
  Risk-Adjusted Revenue                     $    0.00        $   0.80        $   1.76        $   2.88        $   4.24

*Project and Product names have been coded by the filing person.

ASSUMPTIONS FOR R&D PIPELINE*

                                                          PRODUCT REVENUES
-----------------------------------------------------------------------------------------------------------------------------------
                                                         1998             1999             2000             2001             2002
                                                       --------         --------         --------         --------         --------
Product IIIB
  Estimated Total Market                               $  40.0          $  44.0          $  50.0          $  57.0          $  67.0
  Estimated Growth                                        10.0%            13.0%            15.0%            17.0%            20.0%
  Lab Share                                                1.0%             3.0%             5.0%             7.0%             9.0%
  Revenue Potential                                    $   0.40         $   1.32         $   2.50         $   3.99         $   6.03
  Incremental Revenue                                  $   0.00         $   0.50         $   1.00         $   1.50         $   2.20

  Gross Margin                                            60.0%            60.0%            60.0%            60.0%            60.0%
  SG&A% of Sales                                          32.0%            32.0%            32.0%            32.0%            32.0%
  R&D% of Sales                                            0.0%            25.0%            15.0%            10.0%             6.0%

  Probability (Risk)                                      75.0%            75.0%            75.0%            75.0%            75.0%
  Risk-Adjusted Revenue                                $   0.00         $   0.38         $   0.75         $   1.13         $   1.65

Product IIIC
  Estimated Total Market                               $  60.0          $  66.0          $  72.6          $  79.9          $  87.8
  Estimated Growth                                        10.0%            10.0%            10.0%            10.0%            10.0%
  Lab Share                                                0.0%             1.0%             3.0%             5.0%             7.0%
  Revenue Potential                                    $   0.00         $   0.66         $   2.18         $   3.99         $   8.15
  Licensing Revenue Potential                          $   0.00         $   0.00         $   0.30         $   0.35         $   0.45

  Gross Margin - Product                                  40.0%            40.0%            40.0%            40.0%            40.0%
  Gross Margin - Licensing                               100.0%           100.0%           100.0%           100.0%           100.0%
  SG&A% of Sales                                          32.0%            32.0%            32.0%            32.0%            32.0%
  R&D% of Sales                                            0.0%            25.0%            15.0%            10.0%             6.0%

  Probability (Risk)                                      40.0%            40.0%            40.0%            40.0%            40.0%
  Risk-Adjusted Revenue - Product                      $   0.00         $   0.26         $   0.99         $   1.74         $   2.64
  Risk-Adjusted Revenue - Licensing                    $   0.00         $   0.00         $   0.12         $   0.14         $   0.18

TOTAL PROJECT III                                      $   0.00         $   1.44         $   3.62         $   5.88         $   8.71

*Project and Product names have been coded by the filing person.

ASSUMPTIONS FOR R&D PIPELINE*

                                                          PRODUCT REVENUES
-----------------------------------------------------------------------------------------------------------------------------------
                                                     1998              1999              2000              2001              2002
                                                   --------          --------          --------          --------          --------
PROJECT IV
 Product IVA
   Estimated Total Market                          $ 100.0          $  110.0          $  121.0          $  133.1          $  146.4
   Estimated Growth                                   10.0%             10.0%             10.0%             10.0%             10.0%
   Lab Share                                          20.0%             23.0%             26.0%             29.0%             32.0%
   Revenue Potential                               $  20.00          $  25.30          $  31.46          $  38.60          $  46.85
   Incremental Revenue                             $   0.00          $   1.10          $   4.80          $   9.30          $  10.20

   Gross Margin                                       55.0%             55.0%             55.0%             55.0%             55.0%
   SG&A% of Sales                                     32.0%             32.0%             32.0%             32.0%             32.0%
   R&D% of Sales                                       0.0%             25.0%             15.0%             10.0%              6.0%

   Probability (Risk)                                 80.0%             80.0%             80.0%             80.0%             80.0%
   Risk-Adjusted Revenue                           $   0.00          $   0.88          $   3.84          $   7.44          $   8.16

Product IVB
   Estimated Total Market                          $ 100.0          $  110.0          $  121.0          $  133.1          $  146.4
   Estimated Growth                                   10.0%             10.0%             10.0%             10.0%             10.0%
   Lab Share                                           0.0%              1.0%              1.0%              5.0%             10.0%
   Revenue Potential                               $   0.00          $   0.00          $   1.21          $   6.66          $  14.64

   Gross Margin - Product                             55.0%             55.0%             55.0%             55.0%             55.0%
   SG&A% of Sales                                     32.0%             32.0%             32.0%             32.0%             32.0%
   R&D% of Sales                                       0.0%             25.0%             15.0%             10.0%              6.0%

   Probability (Risk)                                 50.0%             50.0%             50.0%             50.0%             50.0%
   Risk-Adjusted Revenue                           $   0.00          $   0.00          $   0.61          $   3.33          $   7.32

TOTAL PROJECT IV                                   $   0.00          $   0.88          $   4.45          $  10.77          $  15.48

*Project and Product names have been coded by the filing person.

ASSUMPTIONS FOR R&D PIPELINE*

                                                          PRODUCT REVENUES
-----------------------------------------------------------------------------------------------------------------------------------
                                                              1998            1999            2000            2001            2002
                                                            -------         -------         -------         -------         -------
PROJECT V
 Product VA
    Revenue Potential                                       $   0.0         $   0.5         $   1.2         $   2.0         $   3.0

    Gross Margin - Product                                     90.0%           90.0%           90.0%           90.0%           90.0%
    SG&A % of Sales                                            32.0%           32.0%           32.0%           32.0%           32.0%
    R&D % of Sales                                              0.0%           25.0%           15.0%           10.0%            6.0%

    Probability (Risk)                                         90.0%           90.0%           90.0%           90.0%           90.0%
    Risk Adjusted Revenue - Product                         $   0.0         $   0.5         $   1.1         $   1.8         $   2.7

 Product VB
    Licensing Revenue                                       $   0.0         $   5.0         $  10.0         $  10.0         $  10.0

    Gross Margin                                            $ 100.0%          100.0%          100.0%          100.0%          100.0%
    SG&A % of Sales                                            32.0%           32.0%           32.0%           32.0%           32.0%
    R&D % of Sales                                              0.0%           25.0%           15.0%           10.0%            6.0%

    Probability (Risk)                                         60.0%           60.0%           60.0%           60.0%           60.0%
    Risk-Adjusted Revenue                                   $   0.0         $   3.0         $   6.0         $   6.0         $   6.0

* Project and Product names have been coded by the filing person.

ASSUMPTIONS FOR R&D PIPELINE*

                                                          PRODUCT REVENUES
-----------------------------------------------------------------------------------------------------------------------------------
                                                          1998             1999             2000             2001             2002
                                                        -------          -------          -------          -------          -------
Product VC
  Service Revenue                                       $   0.0          $   0.5          $   0.8          $   1.0          $   1.0

  Gross Margin - Product                                   60.0%            60.0%            60.0%            60.0%            60.0%
  SG&A of Sales                                            32.0%            32.0%            32.0%            32.0%            32.0%
  R&D of Sales                                              0.0%            25.0%            15.0%            10.0%             6.0%

  Probability (Risk)                                       80.0%            80.0%            80.0%            80.0%            80.0%
  Risk Adjusted Revenue - Service                       $   0.0          $   0.4          $   0.6          $   0.8          $   0.8

Product VD
  Service Revenue                                       $   0.1          $   0.3          $   0.5          $   0.8          $   1.0

  Gross Margin - Service                                   60.0%            60.0%            60.0%            60.0%            60.0%
  SG&A % of Sales                                          32.0%            32.0%            32.0%            32.0%            32.0%
  R&D % of Sales                                            0.0%            25.0%            15.0%            10.0%             6.0%

  Probability (Risk)                                       90.0%            90.0%            90.0%            90.0%            90.0%
  Risk-Adjusted Revenue - Service                       $   0.0          $   0.2          $   0.5          $   0.7          $   0.9

* Project and Product names have been coded by the filing person.

ASSUMPTIONS FOR R&D PIPELINE*

                                                          PRODUCT REVENUES
-----------------------------------------------------------------------------------------------------------------------------------
                                                           1998             1999             2000             2001             2002
                                                        -------          -------          -------          -------          -------
Product
  Revenue Potential                                     $   0.0          $   4.8          $   9.6          $  18.4          $  26.6
  XX Incremental                                        $   0.0          $   1.5          $   3.0          $   6.0          $   9.0
  Licensing Revenue                                     $   0.0          $   3.0          $   6.0          $  12.0          $  18.0

  Gross Margin - Product                                   90.0%            90.0%            90.0%            90.0%            90.0%
  Gross Margin - XX Inc                                    75.0%            75.0%            75.0%            75.0%            75.0%
  Gross Margin - Licensing                                100.0%           100.0%           100.0%           100.0%           100.0%
  SG&A % of Sales                                          32.0%            32.0%            32.0%            32.0%            32.0%
  R&D % of Sales                                            0.0%            25.0%            15.0%            10.0%             6.0%

  Probability (Risk)                                       70.0%            70.0%            70.0%            70.0%            70.0%
  Risk-Adjusted Revenue - Product                       $   0.0          $   3.4          $   6.7          $  12.9          $  18.6
  Risk-Adjusted Revenue - XX Inc                        $   0.0          $   1.1          $   2.1          $   4.2          $   6.3
  Risk-Adjusted Revenue - Licensing                     $   0.0          $   2.1          $   4.2          $   8.4          $  12.6

Product VF
  Revenue Potential                                     $   0.0          $   0.3          $   0.5          $   1.0          $   2.0
  Licensing Revenue                                     $   0.0          $   0.3          $   0.8          $   1.0          $   3.0

  Gross Margin - Product                                   75.0%            75.0%            75.0%            75.0%            75.0%
  Gross Margin- Licensing                                 100.0%           100.0%           100.0%           100.0%           100.0%
  SG&A % of Sales                                          32.0%            32.0%            32.0%            32.0%            32.0%
  R&D % of Sales                                            0.0%            25.0%            15.0%            10.0%             6.0%

  Probability (Risk)                                       50.0%            50.0%            50.0%            50.0%            50.0%
  Risk-Adjusted Revenue - Product                       $   0.0          $   0.1          $   0.3          $   0.5          $   1.0
  Risk-Adjusted Revenue - Licensing                     $   0.0          $   0.1          $   0.4          $   0.5          $   1.5

-----------
* Project and Product names have been coded by the filing person.

ASSUMPTIONS FOR R&D PIPELINE*


c                                                          PRODUCT REVENUES
-----------------------------------------------------------------------------------------------------------------------------------
                                                               1998            1999            2000            2001            2002
                                                            -------         -------         -------         -------         -------
   Product VG
     Revenue Potential
        Reverse                                             $   0.0         $   0.1         $   0.5         $   1.0         $   1.5
     Licensing Revenue
        Reverse                                             $   0.0         $   0.3         $   1.0         $   2.0         $   4.0


     Gross Margin - Product                                    90.0%           90.0%           90.0%           90.0%           90.0%
     Gross Margin - Licensing                                 100.0%          100.0%          100.0%          100.0%          100.0%
     SG&A % of Sales                                           32.0%           32.0%           32.0%           32.0%           32.0%
     R&D % of Sales                                             0.0%           25.0%           15.0%           10.0%            6.0%

     Probability (Risk) - Reverse                              50.0%           50.0%           50.0%           50.0%           50.0%
     Risk Adjusted Revenue - Product                        $   0.0         $   0.1         $   0.3         $   0.5         $   0.8
     Risk Adjusted Revenue- Licensing                       $   0.0         $   0.1         $   0.5         $   1.0         $   2.0

TOTAL PROJECT V                                             $   0.0         $  11.0         $  22.5         $  37.3         $  53.2

PROJECT VI
  Product VIA
     Revenue Potential                                      $   0.0         $   1.5         $   2.5         $   7.0         $  10.0

     Gross Margin                                              50.0%           50.0%           50.0%           50.0%           50.0%
     SG&A % of Sales                                           32.0%           32.0%           32.0%           32.0%           32.0%
     R&D % of Sales                                             0.0%           25.0%           15.0%           10.0%            6.0%

     Probability (Risk)                                        80.0%           80.0%           80.0%           80.0%           80.0%
     Risk-Adjusted Revenue                                  $   0.0         $   1.2         $   2.0         $   5.6         $   8.0

TOTAL PROJECT VI                                            $   0.0         $   1.2         $   2.0         $   5.6         $   8.0

-----------
* Project and Product names have been coded by the filing person.

ASSUMPTIONS FOR R&D PIPELINE*


                                                                                PRODUCT REVENUES
-----------------------------------------------------------------------------------------------------------------------------------
                                                          1998             1999             2000             2001             2002
                                                        -------          -------          -------          -------          -------
PROJECT VII
  Product VIIA
    Revenue Potential                                   $   0.7          $   1.2          $   0.6          $   0.9          $   1.9

    Gross Margin                                          100.0%           100.0%           100.0%           100.0%           100.0%
    SG&A % of Sales                                        32.0%            32.0%            32.0%            32.0%            32.0%
    R&D % of Sales                                          0.0%            25.0%            15.0%            10.0%             6.0%

    Probability (Risk)                                     80.0%            80.0%            80.0%            80.0%            80.0%
    Risk-Adjusted Revenue                               $   0.6          $   1.0          $   0.5          $   0.7          $   1.5

-----------
* Project and Product names have been coded by the filing person.

RISK-ADJUSTED R&D PIPELINE PROJECTIONS*
($ IN MILLIONS)


                                     LINE      PROBABILITY     STANDARD
PRODUCT                           EXTENSION      ESTIMATE     DEVIATION     1998E       1999E        2000E        2001E       2002E
------------------------------------------------------------------------------------------------------------------------------------
PROJECT I
    Product IA
        Revenue                    Y (90%)        85.0%         10.0%       $ 1.0      $  3.3        $11.2        $19.0       $22.9
        EBIT                                                                  0.1        (0.4)         2.0          4.4         6.2
           EBIT Margin                                                       12.0%      -13.0%        18.0%        23.0%       27.0%

    Product IB
        Revenue                       N           80.0%         10.0%       $ 0.0      $  0.3        $ 0.5        $ 0.7       $ 1.0
        EBIT                                                                  0.0         0.0          0.1          0.2         0.3
           EBIT Margin                                                       N.M.         6.0%        18.0%        23.0%       27.0%

    Product IC
        Revenue                       N           80.0%         10.0%       $ 0.0      $  0.0        $ 0.7        $ 1.5       $ 2.4
        EBIT                                                                  0.0         0.0          0.1          0.2         0.4
           EBIT Margin                                                       N.M.        N.M.          8.0%        13.0%       17.0%

PROJECT II
    Product IIA
        Revenue                       Y           85.0%         10.0%       $ 0.0      $  2.5        $ 7.7        $15.4       $24.1
        EBIT                                                                  0.0        (0.3)        (0.2)         0.5         1.7
           EBIT Margin                                                       N.M.       -12.0%        -2.0%         3.0%        7.0%

    Product IIB
        Revenue                       Y           85.0%         10.0%       $ 0.0      $  1.2        $ 1.6        $ 2.1       $ 2.7
        EBIT                                                                  0.0        (0.1)        (0.0)         0.4         0.6
           EBIT Margin                                                       N.M.       -12.0%        -2.0%        18.0%       22.0%

    Product IIC
        Revenue - Reagents            N           65.0%         15.0%       $ 0.0      $  0.9        $ 5.0        $10.1       $15.9
        Revenue - Instruments                                                 0.0         1.0          3.6          4.9         5.3
        EBIT                                                                  0.0        (0.2)        (0.1)         0.7         2.8
           EBIT Margin                                                       N.M.       -12.4%        -1.2%         4.6%       13.3%

    Product IID
        Revenue                       N           60.0%         20.0%       $ 0.0      $  0.5        $ 1.1        $ 2.3       $ 3.4
        EBIT                                                                  0.0         0.0          0.1          0.4         0.7
           EBIT Margin                                                       N.M.         3.0%        13.0%        18.0%       22.0%

-----------
Source: Per the Company as of September 1, 1998.

* Project and Product names have been coded by the filing person.

RISK-ADJUSTED R&D PIPELINE PROJECTIONS*
($ IN MILLIONS)


                                   LINE      PROBABILITY     STANDARD
PRODUCT                         EXTENSION      ESTIMATE     DEVIATION    1998E       1999E        2000E        2001E        2002E
------------------------------------------------------------------------------------------------------------------------------------
PROJECT III
    Product IIIA
        Revenue                     Y           80.0%         10.0%      $ 0.0      $  0.5        $ 1.8        $ 2.9        $ 4.2
        EBIT                                                               0.0         0.0          0.2          0.5          0.9
           EBIT Margin                                                    N.M.         3.0%        13.0%        18.0%        22.0%

    Product IIIB
        Revenue                     Y           75.0%         10.0%      $ 0.0      $  0.4        $ 0.6        $ 1.1        $ 1.7
        EBIT                                                               0.0         0.0          0.1          0.2          0.4
           EBIT Margin                                                    N.M.         3.0%        13.0%        18.0%        22.0%

    Product IIIC
        Revenue - Product           N           40.0%         10.0%      $ 0.0      $  0.3        $ 1.0        $ 1.7        $ 2.8
        Revenue - Licensing                                                0.0         0.0          0.1          0.1          0.2
        EBIT                                                               0.0        (0.0)        (0.0)         0.0          0.2
           EBIT Margin                                                    N.M.       -17.0%        -0.5%         2.5%         5.8%

PROJECT IV
    Product IVA
        Revenue                     Y           80.0%         10.0%      $ 0.0      $  0.9        $ 3.8        $ 7.4        $ 8.2
        EBIT                                                               0.0        (0.0)         0.3          1.0          1.4
           EBIT Margin                                                    N.M.        -2.0%         8.0%        13.0%        17.0%

    Product IVB
        Revenue                     N           50.0%         10.0%      $ 0.0      $  0.0        $ 0.6        $ 3.3        $ 7.3
        EBIT                                                               0.0         0.0          0.0          0.4          1.2
           EBIT Margin                                                    N.M.       -12.0%         6.0%        13.0%        17.0%


Source: Per the Company as of September 1, 1998.

* Project and Product names have been coded by the filing person.

RISK-ADJUSTED R&D PIPELINE PROJECTIONS*
($ IN MILLIONS)


                                    LINE      PROBABILITY     STANDARD
PRODUCT                           EXTENSION     ESTIMATE     DEVIATION     1998E      1999E         2000E        2001E       2002E
------------------------------------------------------------------------------------------------------------------------------------
PROJECT V
    Product VA
        Revenue - Product             Y            90.0%       10.0%       $ 0.0       $ 0.5        $ 1.1        $ 1.5        $ 2.7
        EBIT                                                                 0.0         0.1          0.5          0.9          1.4
           EBIT Margin                                                      N.M.        33.0%        43.0%        48.0%        52.0%

    Product VB
        Revenue - Licensing           N            60.0%       20.0%       $ 0.0       $ 3.0        $ 6.0        $ 5.0        $ 6.0
        EBIT                                                                 0.0         2.0          2.8          3.2          3.5
           EBIT Margin                                                      N.M.        68.0%        43.0%        53.0%        58.0%

    Product VC
        Revenue - Service             Y            80.0%       10.0%       $ 0.0       $ 0.4        $ 0.6        $ 0.8        $ 0.6
        EBIT                                                                 0.0         0.0          0.1          0.1          0.2
           EBIT Margin                                                      N.M.         3.0%        13.0%        18.0%        22.0%

    Product VD
        Revenue - Service             Y            90.0%       10.0%       $ 0.0       $ 0.2        $ 0.5        $ 0.7        $ 0.9
        EBIT                                                                 0.0         0.0          0.1          0.1          0.2
           EBIT Margin                                                      26.0%        3.0%        13.0%        16.0%        22.0%

    Product VE
        Revenue - Product             Y            70.0%       20.0%       $ 0.0       $ 3.4        $ 6.7       $ 12.9       $ 15.6
        Revenue - XX Incremental                                             0.0         1.1          2.1          4.2          6.3
        Revenue - Licensing                                                  0.0         2.1          4.2          8.4         12.6
        EBIT                                                                 0.0         2.2          5.7         12.4         19.8
           EBIT Margin                                                      N.M.        33.8%        43.8%        48.8%        52.3%

    Product VF
        Revenue - Product             N            50.0%       10.0%       $ 0.0       $ 0.1        $ 0.3        $ 0.5        $ 1.0
        Revenue - Licensing                                                  0.0         0.1          0.4          0.5          1.5
        EBIT                                                                 0.0         0.1          0.3          0.5          1.3
           EBIT Margin                                                      N.M.        30.5%        43.0%        45.5%        52.0%

    Product VG
        Revenue - Product                       Reverse        10.0%       $ 0.0       $ 0.1        $ 0.3        $ 0.5        $ 0.6
        Revenue - Licensing                        50.0%                     0.0         0.1          0.5          1.0          2.0
        EBIT                                                                 0.0         0.1          0.4          0.8          1.6
           EBIT Margin                                                      N.M.        40.1%        49.7%        54.7%        59.3%

Source: Per the Company as of September 1, 1998.

* Project and Product names have been coded by the filing person.

RISK-ADJUSTED R&D PIPELINE PROJECTIONS*
($ IN MILLIONS)


                                LINE      PROBABILITY     STANDARD
PRODUCT                      EXTENSION      ESTIMATE     DEVIATION       1998E        1999E         2000E        2001E         2002E
------------------------------------------------------------------------------------------------------------------------------------
PROJECT VI
    Product VIA
        Revenue                Y(75%)        80.0%         10.0%       $  0.0        $ 1.2         $ 2.0        $  5.6      $  8.0
        EBIT                                                              0.0         (0.1)          0.1           0.4         1.0
           EBIT Margin                                                   N.M.         -7.0%          3.0%          3.0%       12.0%


Project VII
    Product VIIA
        Revenue                  N           80.0%         10.0%       $  0.5        $ 1.0         $ 0.5        $  0.7      $  1.5
        EBIT                                                              0.4          0.4           0.3           0.4         1.0
           EBIT Margin                                                   N.M.         43.0%         53.0%         56.0%       62.0%

Total
    Revenue                      Y                                     $  1.6        $25.2         $64.6        $116.2      $164.6
    EBIT                                                                  0.5          3.8          12.5          27.7        46.7
        EBIT Margin                                                      32.1%        15.0%         19.4%         23.9%       28.4%

Source: Per the Company as of September 1, 1998.

* Project and Product names have been coded by the filing person.